UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 04, 2026

KAISER ALUMINUM CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-09447	94-3030279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 West McEwen Drive Suite 500
Franklin, Tennessee		37067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (629) 252-7040

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KALU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2026, Kaiser Aluminum Corporation (the “Company”) held its Annual Meeting of Stockholders (the “2026 Annual Meeting”). At the 2026 Annual Meeting, the stockholders of the Company, upon recommendation of the Company’s Board of Directors (the “Board”), approved the amendment and restatement of the Kaiser Aluminum Corporation 2021 Equity and Incentive Compensation Plan, as amended (the “2021 Plan”), to increase the number of shares of common stock, par value $0.01 per share, of the Company (“Common Stock”), available for awards under the 2021 Plan by 395,000 shares. We refer to the 2021 Plan, as newly amended and restated at the 2026 Annual Meeting, as the “Amended 2021 Plan.” Other than the increase in shares described above, the Amended 2021 Plan does not make any other material changes to the 2021 Plan.

Subject to adjustment as described in the Amended 2021 Plan and the Amended 2021 Plan’s share counting rules, a total of 1,183,000 shares of Common Stock (consisting of 395,000 new shares approved by the Company’s stockholders at the 2026 Annual Meeting, 263,000 shares approved by the Company’s stockholders in 2024, and 525,000 shares approved by the Company’s stockholders in 2021) are available for awards granted under the Amended 2021 Plan.

This description of the Amended 2021 Plan is qualified in its entirety by reference to the full text of the Amended 2021 Plan, which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Below are the matters that were voted upon at the 2026 Annual Meeting and the final voting results as reported by our inspector of elections.

1.
Election of Directors - The stockholders elected three Class I directors, each for a term expiring at the Company's 2029 Annual Meeting of Stockholders. Each received the affirmative vote of a majority of the votes cast at the 2026 Annual Meeting. The voting results were as follows:

Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
James D. Hoffman	13,600,788.963056	796.383000	722.574.000000
Glenda J. Minor	14,118,306.174456	278,865.788600	722.574.000000
Brett E. Wilcox	13,838,262.963056	558,909.000000	722.574.000000

The other directors with terms continuing after the 2026 Annual Meeting are Michael C. Arnold, David A. Foster, Kimberly T. Glas, Richard P. Grimley, Keith A. Harvey and Donald J. Stebbins.

2.
Advisory Vote on Executive Compensation - The Company's stockholders approved, on an advisory, non-binding basis, the compensation of the Company's named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
14,207,656.775510	171,450.243473	18,088.486942	722.574.000000

The number of shares voting “for” constituted 98.68% of the total number of shares represented and entitled to vote at the meeting and actually voted on the proposal.

3.
Ratification of the Selection of Independent Registered Public Accounting Firm - The Company's stockholders ratified the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for 2026. The voting results were as follows:

For	Against	Abstain
14,847,826.494528	251,817.441411	20,125.569986

The number of shares voting “for” constituted 98.20% of the total number of shares represented and entitled to vote at the meeting and actually voted on the proposal.

4.
Approval of the Amended 2021 Plan — The Company's stockholders approved the Amended 2021 Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
13,595,325.653799	785,562.439006	16,307.413120	722.574.000000

The number of shares voting “for” constituted 94.43% of the total number of shares represented and entitled to vote at the meeting and actually voted on the proposal.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit Number	Description
10.1	Kaiser Aluminum Corporation 2021 Equity and Incentive Compensation Plan (Amended and Restated Effective June 4, 2026).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kaiser Aluminum Corporation

Date:	June 4, 2026	By:	/s/ Cherrie I. Tsai
Cherrie I. Tsai Vice President, Deputy General Counsel and Corporate Secreatry